Exhibit 10.1

Juniata Valley Financial Corp

EXECUTIVE ANNUAL INCENTIVE PLAN

Exhibit A – Participation

Plan Year 2012

(Participating employees and their participant categories should be listed at the beginning of each year and adjusted for changes in participation throughout the year.)

Category 1 – Marcie Barber – President and Chief Executive Officer

Category 2 – JoAnn McMinn – Executive Vice President and Chief Financial Officer

Category 3 – Donna Holmes – SVP-Credit Administration Division Manager

Steven Kramm – SVP-Operations/Technology Division Manager

Corbett Monica – SVP – Loan Division Manager

Donald Shawley – SVP-Trust and Investment Management Division

Patricia Yearick – SVP-Community Banking Division

Juniata Valley Financial Corp

EXECUTIVE ANNUAL INCENTIVE PLAN

Exhibit B – Bank Performance Factors and Award Schedule

Plan Year 2012

Category 1 – CEO Position

GOALS

Performance Measures

(Basic) Earnings Per Share (75%)

Threshold	Target	Optimum

$1.04	$1.10	$1.21

Return on Average Equity (25%)

Threshold	Target	Optimum

8.59%	9.04%	9.94%

Awards (% of Base Pay)

Threshold	Target	Optimum

12%	20%	30%

Parameters

1. Company measures will be 75% EPS and 25% ROAE.

2. After the award is calculated according to the above schedule, the Board has the authority to adjust the award plus or minus 10% based on the participant’s individual performance for the year.

3. Both Financial Measures must meet threshold to initiate an award in the plan.

4. Will interpolate awards between threshold, target, and optimum.

5. Will pay for performance above optimum at a scale of one-half the increase between target and optimum.

6. Pay is defined as total base pay for the applicable plan year.

Juniata Valley Financial Corp

EXECUTIVE ANNUAL INCENTIVE PLAN

Exhibit B – Bank Performance Factors and Award Schedule

Plan Year 2012

Category 2

	September 30,	September 30,	September 30,
	Bank Goal – EPS and ROAE (same as Category 1)
	Threshold	Target	Optimum

Award as a % of pay	4.0%	10.0%	15.0%

	September 30,	September 30,	September 30,	September 30,	September 30,
	Individual Award
	Not Meet	Meets Minimal	Meets	Exceeds Some	Exceeds Most

Award as a % of pay	0%	2-2.5%	4-6%	6-7%	8-10%

Notes:

1.	Bank must achieve minimum of $1.04 EPS and 8.59% ROAE to generate any payment.

2.	Bank performance between EPS and ROAE points is interpolated for awards.

3.	Moderate flexibility in total award.

4.	Employee must be at least at “meets minimal” level to earn individual award portion and annual performance evaluation must be at least satisfactory for payment of an award under plan.

5.	Individual award rating determined by assessing performance of established objectives.

6.	Pay is defined as total base pay for applicable plan year.

Juniata Valley Financial Corp

EXECUTIVE ANNUAL INCENTIVE PLAN

Exhibit B – Bank Performance Factors and Award Schedule

Plan Year 2012

Category 3

	September 30,	September 30,	September 30,
	Bank Goal – EPS and ROAE (same as Category 1)
	Threshold	Target	Optimum

Award as a % of pay	3.0%	7.5%	12.5%

	September 30,	September 30,	September 30,	September 30,	September 30,
	Individual Award
	Not Meet	Meets Minimal	Meets	Exceeds Some	Exceeds Most

Award as a % of pay	0%	2-2.5%	4-6%	6-7%	8-10%

Notes:

1.	Bank must achieve minimum of $1.04 EPS and 8.59% ROAE to generate any payment.

2.	Bank performance between ROAE and EPS points is interpolated for awards.

3.	Moderate flexibility in total award.

4.	Employee must be at least at “meets minimal” level to earn individual award portion and annual performance evaluation must be at least satisfactory for payment of an award under plan.

5.	Individual award rating determined by assessing performance of established objectives.

6.	Pay is defined as total base pay for applicable plan year.